Exhibit 23.15

                           Patrick & Associates, P.A.
                         4040 Woodcock Drive, Suite 230
                           Jacksonville, Florida 32207


                          INDEPENDENT AUDITORS' CONSENT


         As independent auditors, we hereby consent to the incorporation by reference of our report dated June 8, 1995 with respect to First Choice Home Care, Inc. in this Registration Statement on Form S-8 filed by PhyMatrix Corp., which report is incorporated by reference in this Registration Statement.


/s/ Patrick & Associates, P.A.

Patrick & Associates, P.A.
Jacksonville, Florida
May 10, 1996